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                                   Exhibit 10


                        THE CRANE CO. STOCK OPTION PLAN
                                (as of 4/20/98)

1. Full power and authority to construe, interpret and administer this Plan shall be vested in the Organization and Compensation Committee of the Board of Directors of Crane Co. ("Committee"), which shall consist of not less than three nonemployee Directors appointed by the Board of Directors; provided, however, if any member of the Committee does not meet the qualifications for an "outside director" established from time to time by Section 162(m) of the Internal Revenue Code and any proposed or future regulations thereunder ("Section 162(m)"), the remaining members of the Committee (but not less than two) shall administer the Plan. No member of the Committee shall be eligible to receive stock options. Decisions of the Committee shall be final, conclusive and binding upon all parties including the Company, the shareholders and the employees.

2. The stock which may be issued and sold under this Plan will be common shares of Crane Co., a Delaware corporation (herein called the "Company"), of a total number not exceeding 500,000 shares (hereinafter the "stock," "Common Shares," "Common Stock" or "shares") together with an additional 750,000 Common Shares of the Company authorized by the 1987 Amendment to this Plan, together with an additional 1,000,000 common shares authorized by the 1991 Amendment to this Plan, together with an additional 1,000,000 common shares authorized by the 1995 amendments to this Plan which may be either authorized and unissued shares or issued shares reacquired by the Company. The Committee may in its discretion, from time to time, grant options to purchase stock to persons who are key employees of the Company or any subsidiary in which the Company owns directly or indirectly a majority of the voting stock. The term "key employees" shall mean officers as well as other employees (including officers and other employees who are also directors of the Company or of any subsidiary) determined to be such by the Committee in its discretion upon the recommendation of management, but shall not include any employee who, after the grant of such option, owns more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary. The maximum number of shares for which options may be granted under the Plan to any single individual in any year shall not exceed 200,000 shares. Options under the Plan may be incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 as the same may be amended from time to time (the "Code"), or nonqualified stock options. Except as provided in paragraph 5, any shares subjected to an option under the Plan which, for any reason, expire or are terminated without having been exercised, shall continue to be available for future options under the Plan. Options granted hereunder shall be evidenced by agreements in such form as the Committee shall approve, which agreements shall comply with and be subject to the terms and conditions of this Plan.

3. The price per share of options granted hereunder shall in no instance be less than 100% of the fair market value of the stock on the date options are granted. Fair market value as of any day shall, for all purposes in this Plan, be determined by the average of the high and low prices of the stock on the New York Stock Exchange-Consolidated Trading on that day, or if no sale of stock has been recorded on such day, then on the next preceding day on which a sale was so made ("Fair Market Value"). In the event that there is an increase in the number of issued common shares of the Company by reason of stock dividends or stock split-ups, the total number of shares which may be optioned and the number of shares remaining subject to purchase under each outstanding option shall be increased and the price per share in such outstanding options shall be decreased, in proportion to such increase in issued shares. Conversely, in case the issued common shares of the Company shall be combined into a smaller number of shares, the total number of shares which may be optioned and the number of shares remaining subject to purchase under each outstanding option shall be decreased and the price per share in such outstanding options shall be increased, in proportion to such decrease in issued shares. In the event of any merger, consolidation, reorganization or liquidation in part or in whole, the Committee may make such adjustment in the shares which may be optioned and the shares previously optioned and the price thereof as the Committee in its reasonable discretion, deems appropriate. In

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   the event of an exchange of shares, or other securities of the Company convertible into common shares, for the stock or securities of another corporation, the Committee may, in the exercise of its discretion, equitably substitute such new stock or securities for a portion or all of the option shares.

4. Each option granted under this Plan shall be exercisable in whole or in part (in lots of ten shares or any multiple thereof) from time to time beginning from the date the option is granted, subject to the provision that an option may not be exercised by the optionee, except as provided in paragraphs 7 and 9 hereof, (a) more than three months after the termination of his employment by the Company or a subsidiary, or (b) more than ten years from the date the option is granted, whichever period is shorter, or (c) prior to the expiration of one year from the date the option is granted, and provided further that options may not be exercised in excess of 50% of the total shares optioned to him during the second year after the date of grant, 75% during the third year, and 100% thereafter. The purchase price of the shares purchased upon the exercise of an Option shall be paid in full at the time of exercise in cash or in whole or in part with Common Shares. The value of each share delivered in payment of all or part of the purchase price upon the exercise of an Option shall be the Fair Market Value of a Common Share on the date the Option is exercised.

5. The Committee, upon such terms and conditions as it shall deem appropriate, may (but shall not be obligated to) authorize on behalf of the Company the acceptance of the surrender of the right to exercise an Option or a portion thereof (but only to the extent and in the amounts that such Option shall then be exercisable) and the payment by the Company therefor of an amount equal to the excess of the Fair Market Value on the date of surrender of the Shares covered by such Option or portion thereof over the option price of such Shares. Such payment shall be made in Common Shares (valued at such Fair Market Value), or in cash, or partly in cash and partly in Common Shares, as the Committee shall determine. The Common Shares covered by any Option or portion thereof, as to which the right to exercise shall have been so surrendered, shall not again be available for the purposes of the Plan.

6. Each option granted under the plan to an employee shall not be transferable by him otherwise than by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. Notwithstanding the foregoing, from and after April 20, 1998 non-qualified stock options may be transferred, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for the benefit of such family members.

7. If an optionee shall retire or if he shall cease to be employed by the Company or by a subsidiary by reason of permanent disability or after a change in control as defined in paragraph 8 hereof, such optionee may exercise such Option in whole or in part, and/or the Committee may authorize the acceptance of the surrender of the right to exercise such Option or any portion thereof as provided in paragraph 5 hereof, at any time within three months after such retirement, termination by reason of permanent disability, or termination after a change in control, but not after the expiration of the term of the Option.

8. For purposes of this Plan, the term "change in control" shall mean (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's Common Stock or any securities convertible into such Common Stock, (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 20% or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3, (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of Common Stock of the Company would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger, (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange or other transfer (in one

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    transaction or a series of related transactions) of all or substantially all the assets of the Company or (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company.

9. If an optionee shall die while employed by the Company or by a subsidiary or within three months of the cessation or termination of such employment, all options theretofore granted to him may be exercised in whole or in part, and/or the Committee may authorize the acceptance of the surrender of the right to exercise such option or any portion thereof as provided in Paragraph 5 hereof, by the estate of such optionee (or by a person who shall have acquired the right to exercise such option by bequest or inheritance), at any time within one year after the death of such optionee but only to the extent the optionee was entitled to exercise the option on the date of his death, and not after the expiration of the term of the option.

10. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

11. Incentive Stock Options shall be subject to the following provisions:

    (i) With respect to each Incentive Stock Option granted prior to February 1, 1987, to the extent required by Section 422 of the Code and the rules and regulations of the Internal Revenue Service (a) each such option (x) shall not be exercisable or surrenderable by the employee to whom it was granted while there is outstanding any other Incentive Stock Option (including any option or portion thereof that the Committee elects to treat as an Incentive Stock Option) that was previously granted to such employee by the Company or a subsidiary (determined at the time of granting of such option) or a predecessor of any of such corporations and (y) shall be surrenderable only when the Fair Market Value of the Common Stock which may be purchased upon exercise of the Incentive Stock Option exceeds the option price (an Incentive Stock Option shall be treated as outstanding for the purpose of clause (x) above until it is exercised or surrendered in full or has expired by reason of lapse of time); (b) The aggregate Fair Market Value (determined as of the time each Incentive Stock Option is granted) of the Common Stock for which any employee may be granted Incentive Stock Options in any calendar year (under all plans of the Company and its subsidiaries which provide for the granting of Incentive Stock Options) shall not exceed $100,000 plus any unused limit carryover to such year, determined in accordance with Section 422 of the Code.


    (ii) Incentive stock options granted after the effective date of the 1987 amendment to the 1984 plan ("1987 Incentive Options") may be granted without limitation as to amount or market value provided however that the aggregate Fair Market Value of shares of Common Stock with respect to which options are exercisable for the first time during any calendar year as determined as of the date of grant may not exceed $100,000. Any material variations or ambiguities between this Plan and said Code and the rules and regulations shall be resolved in favor of the latter.

    (iii) If Section 422 of the Code is amended or the rules and regulations thereunder are changed, the Committee may, subject to the provisions of Paragraph 13, revise the terms of the Incentive Stock Options previously granted or thereafter granted to comply with or to the extent permitted by such amendments or changes. Provided, however, it is intended that this Plan fulfills and shall fulfill at all times, the requirements of Section 422A of the Internal Revenue Code of 1986, or subsequent amendments thereto and the rules and regulations promulgated thereunder, as the same relate to Incentive Stock Options.

12. The obligation of the Company to sell and deliver shares under the options shall be subject to, as deemed necessary or appropriate by counsel for the Company, (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the condition that such shares shall have been duly listed on such stock exchanges as the Company's Common Shares are then listed.

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13. The Plan may be abandoned or terminated at any time by the Board of
    Directors except with respect to any options then outstanding under the Plan, and any option granted under this Plan may be terminated at any time by the optionee. The Board of Directors may make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company, provided, however, that no such action shall impair any option theretofore granted under the Plan, and provided further that (1) the total number of shares for which options may be granted under this Plan shall not be increased, and (2) the minimum purchase price shall not be changed. Notwithstanding the foregoing, the Board of Directors may amend or revise this Plan to comply with applicable laws or governmental regulations. In no event shall any option be granted under the Plan after May 1, 1999.

14. Anything in this Plan to the contrary notwithstanding, it is expressly agreed and understood that if any one or more provisions of the Plan shall be illegal or invalid such illegality or invalidity shall not invalidate the Plan or any other provisions thereof, but the Plan shall be effective in all respects as though the illegal or invalid provisions had not been included.

15. This Plan, as amended by the 1995 amendment thereto, shall be subject to ratification and approval by the Company's shareholders, not later than at the next annual meeting of shareholders, by the affirmative vote of the holders of a majority of the Company's stock outstanding and entitled to vote.

16. The Company shall have the right to require an Optionee to pay to the Company the cash amount of any taxes which the Company is required to withhold upon the exercise of an option granted hereunder, provided that anything contained herein to the contrary notwithstanding, the Committee may, in accordance with such rules as it may adopt, accept Common Stock received in connection with the exercise of the option being taxed or otherwise previously acquired in satisfaction of any withholding requirements or up to the entire tax liability arising from the exercise of such option.

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